UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

BridgeBio Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BRIDGEBIO PHARMA, INC. 421 KIPLING STREET PALO ALTO, CA 94301 BRIDGEBIO PHARMA, INC. 2022 Annual Meeting Vote by June 21, 2022 11:59 PM ET You invested in BRIDGEBIO PHARMA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 22, 2022. Vote Virtually at the Meeting* June 22, 2022 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/BBIO2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D82667-P70000 01) Neil Kumar, Ph.D. 02) Charles Homcy, M.D. 03) Douglas A. Dachille 04) Ronald J. Daniels 05) Andrew W. Lo. Ph.D. 1. To elect five (5) directors, Neil Kumar, Ph.D., Charles Homcy, M.D., Douglas A. Dachille, Ronald J. Daniels and Andrew W. Lo, Ph.D., to serve as Class III directors to hold office until the date of the Annual Meeting of Stockholders following the year ending December 31, 2024 and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal. Nominees: 2. To cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers. 3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. For For For